                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-86457, 333-93516, 333-32713 and 333-60651) and
Form S-8 (Nos. 333-19197, 333-60079 and 333-60619) of Winston Hotels, Inc. of
our report dated January 24, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.





PricewaterhouseCoopers LLP

Raleigh, North Carolina
February 26, 2003